                                                                   Exhibit 10.11



                           INDEMNIFICATION AGREEMENT


    This INDEMNIFICATION AGREEMENT (the "Agreement") is made and entered into as of this 10 day of November, 1994, by and between Chase Brass Industries, Inc., a Delaware corporation (the "Company"), and Martin V. Alonzo, a Connecticut resident ("Indemnitee"), and joined in by Chase Brass & Copper Company, Incorporated, for the purposes stated on the signature page hereto.

                                    RECITALS

    A. Competent and experienced persons are reluctant to serve or to continue to serve corporations as directors or in other capacities unless they are provided with adequate protection through insurance or indemnification (or both) against claims and actions against them arising out of their service to and activities on behalf of those corporations.

    B. The current uncertainties relating to the availability of adequate insurance for directors and officers have increased the difficulty for corporations to attract and retain competent and experienced persons.

    C. The Board of Directors of the Company has determined that the continuation of present trends in litigation will make it more difficult to attract and retain competent and experienced persons, that this situation is detrimental to the best interests of the Company's stockholders, and that the Company should act to assure its directors and officers that there will be increased certainty of adequate protection in the future.

    D. The Certificate of Incorporation requires the Company to indemnify its directors and officers to the fullest extent permitted by law.

    E. It is reasonable, prudent and necessary for the Company to obligate itself contractually to indemnify its directors and officers to the fullest extent permitted by applicable law in order to induce them to serve or continue to serve the Company.

    F. Indemnitee is willing to serve, continue to serve, and to take on additional service for or on behalf of the Company on the condition that he be indemnified to the fullest extent permitted by law.

    G. Concurrently with the execution of this Agreement, Indemnitee is agreeing to serve or to continue to serve as a director or officer of the Company.

                                   AGREEMENTS


    NOW, THEREFORE, in consideration of the foregoing premises, Indemnitee's agreement to serve as a director or officer of the Company, and the covenants contained in this Agreement, the Company and Indemnitee hereby covenant and agree as follows:

    1.  CERTAIN DEFINITIONS

        (a) ACQUIRING PERSON: shall mean any Person other than (a) Indemnitee or any Indemnitee Affiliate, (b) the Company, any Subsidiary of the Company, any employee benefit plan of the Company or of a Subsidiary of the Company or of a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of Stock of the Company or any trustee or other fiduciary holding securities under an employee benefit plan of the Company or of a Subsidiary of the Company or of a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of Stock of the Company, or (c) Citicorp Venture Capital Ltd., a New York corporation ("CVC"), or any Direct Affiliate of CVC.

        (b)  CHANGE IN CONTROL: shall be deemed to have occurred if:

             (i) any Acquiring Person is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act")), directly or indirectly, of securities of the Company representing fifty percent or more of the combined voting power of the then outstanding Voting Securities of the Company; or

             (ii) members of the Incumbent Board cease for any reason to constitute at least a majority of the Board of Directors; or

             (iii) a public announcement is made of a tender or exchange offer by any Acquiring Person for fifty percent or more of the outstanding Voting Securities of the Company, and the Board of Directors of the Company approves or fails to oppose that tender or exchange offer in its statements in Schedule 14D-9 under the Exchange Act; or

             (iv) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation or partnership (or, if no such approval is required, the consummation of such a merger or consolidation of the Company), other than a merger or consolidation that would result in the Voting Securities of the Company outstanding immediately prior to the consummation thereof continuing to represent (either by remaining outstanding or by being converted into Voting Securities of the surviving entity or of a parent of the surviving entity) a majority of the combined voting power of the Voting Securities and Convertible Voting Securities (on a fully-diluted basis assuming full conversion thereof) of the surviving entity (or its parent) outstanding immediately after that merger or consolidation; or

             (v) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all the Company's assets (or, if no such approval is required, the consummation of such a liquidation, sale, or disposition in one transaction or series of related transactions) other than a liquidation, sale or disposition of all or substantially all the Company's assets in one transaction or a series of related transactions to a Subsidiary of the Company or any other corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of stock in the Company.

        (c) CLAIM: any threatened, pending or completed action, suit or proceeding, or any inquiry or investigation (including discovery), whether conducted by the Company or any other party, that Indemnitee in good faith believes might lead to the institution of any action, suit or proceeding, whether civil, criminal, administrative, investigative or other.

        (d) CONVERTIBLE VOTING SECURITIES: any and all options, warrants, or other rights to purchase, or securities convertible into or exchangeable or exercisable for, directly or indirectly, Voting Securities of any Person.

        (e) DIRECT AFFILIATE OF CVC: any Affiliate (as such term is defined in Rule 12b-2 under the Exchange Act) of CVC that is directly controlled by Citicorp or Citibank, N.A., or otherwise is in the same tier as CVC of Affiliates under the control of such entities (but shall not include any entities that may be deemed an Affiliate of CVC as a result of the investment by any such Direct Affiliate of CVC as previously described herein).

        (f) EXPENSES: all costs, expenses (including attorneys' and expert witnesses' fees) and obligations paid or incurred in connection with investigating, defending, being a witness in or participating in (including on appeal), or preparing to defend, be a witness in or participate in any Claim relating to any Indemnifiable Event.

        (g) INCUMBENT BOARD: individuals who, as of the date hereof, constitute the Board of Directors of the Company and any other individual who becomes a director of the Company after that date and whose election or appointment by the Board of Directors or nomination for election by the Company's stockholders was approved by a vote of at least a majority of the directors then comprising the Incumbent Board.

        (h) INDEMNIFIABLE EVENT: any event or occurrence related to the fact that Indemnitee is or was a director, officer, employee, agent or fiduciary of the Company, or is or was serving at the request of the Company as a director, officer, employee, trustee, agent or fiduciary of another corporation, partnership, joint venture, employee benefit plan, trust or other enterprise, or by reason of any thing done or not done by Indemnitee in any such capacity.
For purposes of this Agreement, the Company agrees that Indemnitee's service on behalf of or with respect to any Subsidiary of the Company shall be deemed to be at the request of the Company.

        (i) INDEMNITEE AFFILIATE: any Person directly or indirectly controlled by Indemnitee. For purposes of this Agreement, a Person shall be presumed to be controlled by Indemnitee if (i) Indemnitee is a director or general partner of such Person, (ii) Indemnitee directly or indirectly beneficially owns 10% or more of the outstanding Voting Securities of such Person or (iii) such Person is controlled by any Person contemplated in clauses (i) or (ii) of this clause
Section 1(i).

        (j) PERSON: shall mean any person or entity of any nature whatsoever, specifically including an individual, a firm, a company, a corporation, a partnership, a trust or other entity. A Person, together with that Person's Affiliates and Associates (as those terms are defined in Rule 12b-2 under the Exchange Act), and any Persons acting as a partnership, limited partnership, joint venture, association, syndicate or other group (whether or not formally organized), or otherwise acting jointly or in concert or in a coordinated or consciously parallel manner (whether or not pursuant to any express agreement), for the purpose of acquiring, holding, voting or disposing of securities of the Company with such Person, shall be deemed a single "Person."

        (k)  POTENTIAL CHANGE IN CONTROL: shall be deemed to have occurred if
(i) the Company enters into an agreement, the consummation of which would result in the occurrence of a Change in Control; (ii) any Person (including the Company) publicly announces an intention to take or to consider taking actions that, if consummated, would constitute a Change in Control; (iii) any Acquiring Person who is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing 10% or more of the combined voting power of the then outstanding Voting Securities of the Company, increases his beneficial ownership of such securities by 5% or more over the percentage so owned by that Person on the date hereof; or (iv) the Board of Directors of the Company adopts a resolution to the effect that, for purposes of this Agreement, a Potential Change in Control has occurred.

        (l) REVIEWING PARTY: any appropriate person or body consisting of a member or members of the Company's Board of Directors or any other person or body appointed by the Board of Directors (including Special Counsel referred to in Section 3) who is not a party to the particular Claim for which Indemnitee is seeking indemnification.

        (m) SPECIAL COUNSEL: special, independent counsel selected by Indemnitee and approved by the Company (which approval shall not be unreasonably withheld), and who has not otherwise performed services within the last three years for the Company (other than as Special Counsel under this Agreement or similar agreements) or for Indemnitee.

        (n) SUBSIDIARY: with respect to any Person, any corporation or other equity of which a majority of the voting power of the voting equity securities or equity interest is owned, directly or indirectly, by that Person.

        (o) VOTING SECURITIES: (i) any securities that vote generally in the election of directors, in the admission of general partners, or in the selection of any other similar governing



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

body and (ii) with respect to the Company, all shares of the Company's nonvoting common stock, par value $.01 per share (all of which are convertible into shares of common stock, par value $.01 per share, of the Company).

    2.  BASIC INDEMNIFICATION ARRANGEMENT

        (a) In the event Indemnitee was, is or becomes a party to or witness or other participant in, or is threatened to be made a party to or witness or other participant in, a Claim by reason of (or arising in part out of) an Indemnifiable Event, the Company shall indemnify Indemnitee to the fullest extent permitted by law, as soon as practicable (but in any event no later than 30 days) after written demand is presented to the Company, against any and all Expenses, judgments, fines and penalties assessed against or incurred by Indemnitee on account of that Claim and any and all amounts paid by Indemnity in settlement of that Claim (including all interest, assessments and other charges paid or payable in connection with or in respect of such Expenses, judgments, fines, penalties or amounts paid in settlement). If so requested by Indemnitee, the Company shall advance (within two business days after that request) any and all Expenses to Indemnitee (an "Expense Advance").

        (b) Notwithstanding the foregoing, (i) the obligations of the Company under Section 2(a) shall be subject to the condition that the Reviewing Party shall not have determined (in a written opinion, in any case in which Special Counsel referred to in Section 3 hereof is involved) that Indemnitee would not be permitted to be indemnified under applicable law, and (ii) the obligation of the Company to make an Expense Advance pursuant to Section 2(a) shall be subject to the condition that, if, when and to the extent that the Reviewing Party determines that Indemnitee would not be permitted to be so indemnified under applicable law, the Company shall be entitled to be reimbursed by Indemnitee (who hereby agrees to reimburse the Company) for all such amounts theretofore paid; provided, however, that if Indemnitee has commenced legal proceedings in a court of competent jurisdiction to secure a determination that Indemnitee is permitted to be indemnified under applicable law, any determination made by the Reviewing Party that Indemnitee would not be permitted to be indemnified under applicable law shall not be binding and Indemnitee shall not be required to reimburse the Company for any Expense Advance until a final judicial determination is made with respect thereto (as to which all rights of appeal therefrom have been exhausted or lapsed). If there has not been a Change in Control, the Reviewing Party shall be selected by the Board of Directors of the Company. If there has been a Change in Control, the Reviewing Party shall be advised by or shall be Special Counsel referred to in Section 3 hereof, if and as Indemnitee so requests. If there has been no determination by the Reviewing Party or if the Reviewing Party determines that Indemnitee substantively would not be permitted to be indemnified in whole or in part under applicable law, Indemnitee shall have the right to commence litigation in any court in the states of Ohio or Delaware having subject matter jurisdiction thereof and in which venue is proper seeking an initial determination by the court or challenging any such determination by the Reviewing Party or any aspect thereof, and the Company hereby consents to service of process and to appear in any such proceeding. Any determination by the Reviewing Party otherwise shall be conclusive and binding on the Company and Indemnitee.

    3. CHANGE IN CONTROL. The Company agrees that, if there is a Change in Control and if Indemnitee requests in writing that Special Counsel advise the Reviewing Party or be the Reviewing Party, then the Company shall not deny any indemnification payments or Expense Advances that Indemnitee requests or demands under this Agreement or any other agreement or law now or hereafter in effect relating to Claims for Indemnifiable Events unless, with respect to a denied indemnification payment or Expense Advance, Special Counsel has rendered its written opinion to the Company and Indemnitee that the Company would not be permitted under applicable law to pay Indemnitee such indemnification payment or Expense Advance. The Company agrees to pay the reasonable fees of Special Counsel referred to in this Section 3 and to indemnify fully Special Counsel against any and all expenses (including attorneys' fees), claims, liabilities and damages arising out of or relating to this Agreement or Special Counsel's engagement pursuant hereto.

    4. ESTABLISHMENT OF TRUST. In the event of a Potential Change in Control, the Company shall, upon written request by Indemnitee, create a trust for the benefit of Indemnitee (the "Trust") and from time to time upon written request of Indemnitee shall fund the Trust in an amount sufficient to satisfy any and all Expenses reasonably anticipated at the time of each such request to be incurred in connection with investigating, preparing for and defending any Claim relating to an Indemnifiable Event, and any and all judgments, fines, penalties and settlement amounts of any and all Claims relating to an Indemnifiable Event from time to time actually paid or claimed, reasonably anticipated or proposed to be paid. The amount or amounts to be deposited in the Trust pursuant to the foregoing funding obligation shall be determined by the Reviewing Party in any situation in which Special Counsel referred to in Section 3 is involved. The terms of the Trust shall provide that, upon a Change in Control, (i) the Trust shall not be revoked or the principal thereof invaded, without the written consent of Indemnitee; (ii) the trustee of the Trust shall advance, within two business days after a request by Indemnitee, any and all Expenses to Indemnitee (and Indemnitee hereby agrees to reimburse the Trust under the circumstances in which Indemnitee would be required to reimburse the Company under Section 2(b) of this Agreement); (iii) the Trust shall continue to be funded by the Company in accordance with the funding obligation set forth above; (iv) the trustee of the Trust shall promptly pay to Indemnitee all amounts for which Indemnitee shall be entitled to indemnification pursuant to this Agreement or otherwise; and (v) all unexpended funds in that Trust shall revert to the Company upon a final determination by the Reviewing Party or a court of competent jurisdiction, as the case may be, that Indemnitee has been fully indemnified under the terms of this Agreement. The trustee of the Trust shall be chosen by Indemnitee. Nothing in this Section 4 shall relieve the Company of any of its obligations under this Agreement.

    5. INDEMNIFICATION FOR ADDITIONAL EXPENSES. The Company shall indemnify Indemnitee against any and all cost and expenses (including attorneys' and expert witnesses' fees) and, if requested by Indemnitee, shall (within two business days after that request) advance those costs and expenses to Indemnitee, that are incurred by Indemnitee in connection with any claim asserted against or action brought by Indemnitee for (i) indemnification or advance payment of Expenses by the Company under this Agreement or any other agreement or provision of the Company's Certificate of Incorporation or By-laws now or hereafter in effect relating to

Claims for Indemnifiable Events or (ii) recovery under any directors' and officers' liability insurance policies maintained by the Company, regardless of whether Indemnitee ultimately is determined to be entitled to that indemnification, advance expense payment or insurance recovery, as the case may be.

    6. PARTIAL INDEMNITY. If Indemnitee is entitled under any provision of this Agreement to indemnification by the Company for some or a portion of the Expenses, judgments, fines, penalties and amounts paid in settlement of a Claim but not, however, for the total amount thereof, the Company nevertheless shall indemnify Indemnitee for the portion thereof to which Indemnitee is entitled. Moreover, notwithstanding any other provision of this Agreement, to the extent that Indemnitee has been successful on the merits or otherwise in defense of any or all Claims relating in whole or in part to an Indemnifiable Event or in defense of any issue or matter therein, including dismissal without prejudice, Indemnitee shall be indemnified against all Expenses incurred in connection therewith. In connection with any determination by the Reviewing Party or otherwise as to whether Indemnitee is entitled to be indemnified hereunder, the burden of proof shall be on the Company to establish that Indemnitee is not so entitled.

    7.  CONTRIBUTION.

        (a) CONTRIBUTION PAYMENT. To the extent the indemnification provided for under any provision of this Agreement is determined (in the manner hereinabove provided) not to be permitted under applicable law, then in the event Indemnitee was, is or becomes a party to or witness or other participant in, or is threatened to be made a party to or witness or other participant in, a Claim by reason of (or arising in part out of) an Indemnifiable Event, the Company, in lieu of indemnifying Indemnitee, shall contribute to the amount of any and all Expenses, judgments, fines or penalties assessed against or incurred or paid by Indemnitee on account of that Claim and any and all amounts paid in settlement of that Claim (including all interest, assessments and other charges paid or payable in connection with or in respect of such Expenses, judgments, fines, penalties or amounts paid in settlement) for which such indemnification is not permitted ("Contribution Amounts") in such proportion as is appropriate to reflect the relative fault with respect to the Indemnifiable Event giving rise to the Contribution Amounts of Indemnitee, on the one hand, and of the Company and any and all other parties (including officers and directors of the Company other than Indemnitee) who may be at fault with respect to such Indemnifiable Event (collectively, including the Company, the "Third Parties") on the other hand, with the amount to be contributed by the Company pursuant to this Section 7(a) being, subject to Section 7(b), an amount equal to (i) the total Contribution Amounts assessed against or incurred or paid by Indemnitee MINUS (ii) the PRODUCT OF (A) the total Contribution Amounts assessed against or incurred or paid by Indemnitee and all Third Parties ("Total Contribution Amounts") MULTIPLIED BY (B) the relative fault of Indemnity (expressed as a percentage). Notwithstanding the provisions of this Section 7. (x) the amounts to be contributed to Indemnitee may be adjusted as determined in good faith by the Reviewing Party as necessary to properly allocate Contribution Amounts to Indemnitee based on the relative fault of Indemnitee and (y) the total amount of contribution provided to Indemnitee pursuant to this Section 7 shall not exceed the actual Contribution Amounts assessed against or incurred or paid by Indemnitee and Indemnitee shall not be liable for or obligated to pay to any Third Party any contribution amounts solely as a result of this Section 7.

        (b) EFFECT OF PRIOR SETTLEMENTS. If any Third Parties ("Settled Parties") shall have settled Claims against them arising by reason of (or in part out of) the same Indemnifiable Event, then (i) if the Contribution Amounts assessed against or incurred or paid by Indemnitee take into account the relative fault of the Settled Parties, then the amount that the Company shall be obligated to contribute pursuant to Section 7(a) shall be an amount equal to the amount by which the Contribution Amounts assessed against or incurred or paid by Indemnitee exceeds the PRODUCT OF (A) the sum of Contribution Amounts assessed against or incurred or paid by all Third Parties other than the Settled Parties MULTIPLIED BY (B) a fraction, the numerator of which is the relative fault of Indemnitee and the denominator of which shall be the sum of the relative fault of the Third Parties other than the Settled Parties plus the relative fault of Indemnitee, and (ii) if the Contribution Amounts assessed against Indemnitee take into account, in lieu of the relative fault of the Settled Parties, amounts actually paid by the Settled Parties in settlement of such Indemnifiable Event, then the amount that the Company shall be obligated to contribute pursuant to
Section 7(a) shall be an amount equal to the amount by which the Contribution Amounts assessed against or incurred or paid by Indemnitee exceed the PRODUCT OF
(A) the relative fault of Indemnitee, expressed as a percentage, MULTIPLIED BY
(B) the sum of the Contribution Amounts assessed against or incurred or paid by the Third Parties other than the Settled Parties plus the amounts so paid by the Settled Parties.

        (c) RELATIVE FAULT. The relative fault of the Third Parties and the Indemnitee shall be determined (i) by reference to the relative fault of Indemnitee as determined by the court or other governmental agency assessing the Contribution Amounts or (ii) to the extent such court or other governmental agency does not apportion relative fault, by the Reviewing Party (which shall include Special Counsel) after giving effect to, among other things, the relative intent, knowledge, access to information, and opportunity to prevent or correct the applicable Indemnifiable Event and other relevant equitable considerations of each party. The Company and Indemnitee agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 7(c).

    8. NO PRESUMPTION. For purposes of this Agreement, the termination of any claim, action, suit or proceeding, by judgment, order, settlement (whether with or without court approval) or conviction, or upon a plea of nolo contendere, or its equivalent, shall not create a presumption that Indemnitee did not meet any particular standard of conduct or have any particular belief or that a court has determined that indemnification or contribution is not permitted by applicable law.

    9. NON-EXCLUSIVITY. The rights of Indemnitee hereunder shall be in addition to any other rights Indemnitee may have under the Company's By-laws or Certificate of Incorporation or the Delaware General Corporation Law or otherwise. To the extent that a change in the Delaware General Corporation Law (whether by statute or judicial decision) permits greater indemnification by agreement than would be afforded currently under the Company's By-laws or Certificate of Incorporation and this Agreement, it is the intent of the parties hereto that Indemnitee shall enjoy by this Agreement the greater benefits so afforded by that change.

    10. LIABILITY INSURANCE. To the extent the Company maintains an insurance policy or policies providing directors' and officers' liability insurance, Indemnitee shall be covered by that policy or those policies, in accordance with its or their terms, to the maximum extent of the coverage available for any Company director of officer.

    11. PERIOD OF LIMITATIONS. No legal action shall be brought and no cause of action shall be asserted by or on behalf of the Company or any affiliate of the Company against Indemnitee, Indemnitee's spouse, heirs, executors or personal or legal representatives after the expiration of three years from the date of accrual of that cause of action, and any claim or cause of action of the Company or its affiliate shall be extinguished and deemed released unless asserted by the timely filing of a legal action within that three-year period; provided, however, that, if any shorter period of limitations is otherwise applicable to any such cause of action, the shorter period shall govern.

    12. AMENDMENTS. No supplement, modification or amendment of this Agreement shall be binding unless executed in writing by both of the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar) nor shall that waiver constitute a continuing waiver.

    13. SUBROGATION. In the event of payment under the Agreement, the Company shall be subrogated to the extent of that payment to all of the rights of recovery of Indemnitee, who shall execute all papers required and shall do everything that may be necessary to secure those rights, including the execution of the documents necessary to enable the Company effectively to bring suit to enforce those rights.

    14. NO DUPLICATION OF PAYMENTS. The Company shall not be liable under this Agreement to make any payment in connection with any claim made against Indemnitee to the extent Indemnitee has otherwise actually received payment (under any insurance policy, provision of the Company's Certificate of Incorporation or By-laws, or otherwise) of the amounts otherwise indemnifiable or entitled to be recovered by contribution hereunder.

    15. BINDING EFFECT. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors, assigns (including any direct or indirect successor by purchase, merger, consolidation or otherwise to all or substantially all of the business or assets of the Company), spouses, heirs, and personal and legal representatives. This Agreement shall continue in effect regardless of whether Indemnitee continues to serve as an officer or director of the Company or another enterprise at the Company's request.

     16. SEVERABILITY. If any provision of this Agreement, or the application thereof to any Person or circumstance, is held by a court of competent jurisdiction to be illegal, invalid, or unenforceable under present or future laws effective during the term hereof, that provision shall be fully severable; this Agreement shall be construed and enforced as if that illegal, invalid, or unenforceable provision had never comprised a part hereof; and the remaining provisions shall remain in full force and effect and shall not be affected by the illegal, invalid, or unenforceable provision or by its severance from this Agreement. Furthermore, in lieu of that illegal, invalid, or unenforceable provision, there shall be added automatically as a part of this Agreement a provision as similar in terms to the illegal, invalid, or unenforceable provision as may be possible and be legal, valid, and enforceable. Indemnitee acknowledges that the Company has undertaken to submit to a court of competent jurisdiction in certain situations the question of whether indemnification for liabilities arising under the Securities Act is against public policy, and to be bound by the final adjudication of such question, and that any indemnification to be provided under this Agreement may be subject to any ruling or order of any such court. Indemnitee further acknowledges that the failure of the Company to pay indemnification amounts hereunder pending final adjudication of such question submitted by the Company to such court in good faith shall not constitute a breach by the Company of this Agreement.

     17. GOVERNING LAW. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware applicable to contracts made and to be performed in that state without giving effect to the principles of conflicts of laws.

     18. HEADINGS. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     19. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but in making proof hereof it shall not be necessary to produce or account for more than one such counterpart.

     20. SUBSIDIARY OBLIGATION. Chase Brass & Cooper Company, Incorporated, a Delaware corporation that is a wholly-owned subsidiary of the Company ("CBCC"), hereby joins in this Agreement and agrees to be bound by the terms of the Agreement to the same extent as the Company to satisfy the Company's obligations under this Agreement to the extent the assets of the Company are insufficient or unavailable to do so, to the extent permitted to do so by applicable law.

EXECUTED this 10 day of November, 1994.

                                   CHASE BRASS INDUSTRIES, INC.

                                   By: /s/ Frederick L. Deichert
                                         --------------------------------------
                                         Frederick L. Deichert
                                         Secretary

                                 /s/ Martin V. Alonzo
                                -----------------------------------------------
                                     Martin V. Alonzo

Joined in for the purposes of Section 20 hereof.

                                   CHASE BRASS & COPPER COMPANY,
                                   INCORPORATED

                                   By: /s/ Frederick L. Deichert
                                         --------------------------------------
                                         Frederick L. Deichert
                                         Vice President-Finance







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